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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  JANUARY 7, 2000
                                                 -----------------

                              QUEST SOFTWARE, INC.
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               (Exact name of registrant as specified in charter)


        CALIFORNIA                     333-80543                 33-0231678
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(State or other jurisdiction         (Commission               (IRS Employer
     or incorporation)               File Number)           (Identification No.)


8001 IRVINE CENTER DRIVE, IRVINE, CALIFORNIA                        92618
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (949) 754-8000
                                                   --------------


                                      N/A
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         (Former name or former address, if changed since last report)
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                                   AMENDMENT

     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities Exchange Commission on January 21, 2000, as set forth in the pages attached hereto:

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

        The following financial statements and pro forma financial information are filed as a part of this report.

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        (a) Financial Statements of Business Acquired. Foglight Software, Inc.

            Independent Auditors' Report (Deloitte & Touche, LLP)
            (Exhibit 99.1)                                                          1

            Balance Sheet as of December 31, 1999 (Exhibit 99.1)                    2

            Statement of Operations for the year ended December 31,
            1999 (Exhibit 99.1)                                                     3

            Statement of Capital Deficiency for the year ended December 31,
            1999 (Exhibit 99.1)                                                     4

            Statement of Cash Flows for the year ended December 31,
            1999 (Exhibit 99.1)                                                     5

            Notes to Financial Statements (Exhibit 99.1)                            6

        (b) Pro Forma Financial Information. Quest Software, Inc., MBR
            Technologies, Inc. and Foglight Software, Inc. (on a consolidated basis)

            Unaudited Pro Forma Information                                        16

            Unaudited Pro Forma Balance Sheet as of December 31, 1999
            (Exhibit 99.2)                                                         17

            Unaudited Pro Forma Statement of Operations for the Year
            Ended December 31, 1999 (Exhibit 99.2)                                 18

            Notes to the Unaudited Pro Forma Condensed Financial Statements
            (Exhibit 99.2)                                                         19


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        (c) Exhibits.

            * Agreement and Plan of Merger dated as of November 10, 1999 by and among Quest Software, Inc., Quest Acquisition Corporation II, Inc., and Foglight Software, Inc., as amended by that certain Amendment No. 1 to Agreement and Plan of Merger dated as of December 7, 1999 (Exhibit 2.1)

            Consent of Deloitte & Touche, LLP (Exhibit 23.1).

            * Incorporated by reference to the same Exhibit number of the
              Company's Current Report on Form 8-K dated January 7, 2000.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Quest Software, Inc.

Date: February 23, 2000                         By: /s/ JOHN J. LASKEY
                                                    ----------------------------
                                                    John J. Laskey
                                                    Chief Financial Officer



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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                DESCRIPTION
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 2.1*                 Agreement and Plan of Merger dated as of November 10,
                      1999 by and among Quest Software, Inc., Quest Acquisition
                      Corporation, II, Inc., and Foglight Software, Inc., as amended by that certain Amendment No. 1 to Agreement and Plan of Merger dated as of December 7, 1999

23.1                  Independent Auditors' Consent

99.1                  Financial Statements of Business Acquired

99.2                  Pro Forma Financial Information

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* Incorporated by reference to the same Exhibit number of the Company's Current
  Report on Form 8-K dated January 7, 2000.